UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS BALANCED ALL CAP GROWTH AND VALUE FUND

MULTIPLE DISCIPLINE SERIES   |   SEMI-ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Over the past six months, the domestic economy continued to recover from the recession of the prior three years, although a number of factors combined to slow its progress.

At the beginning of the period, the major U.S. equity indices had retreated after a strong beginning to 2004. Interest rates and inflation concerns were the primary culprits. Stronger-than-expected economic data painted a picture of improved growth. However, concerns about Iraq and uncertainty over the Presidential election weighed on the equity market. At the end of the second quarter, earnings were the focus for most investors. Corporate earnings, for the most part, were solid, though not as strong as in the first quarter.

Real gross domestic product (“GDP”)i grew at a rate of 3.3% during the second quarter, up from a previous estimate of 2.8% growth. Major contributors to the growth in GDP were business investment, consumer spending, and private inventory investment. Estimated GDP growth for the third quarter of 2004 is 3.7%.ii In the spring and summer, monthly job growth figures fluctuated between net gains and losses but improved through the fall, while overall the unemployment rate remained below the recent high of 6.3% set in June 2003.iii The U.S. Consumer Confidence Indexiv rose significantly through July, but has since declined through October, reflecting consumers’ growing concern about the rate of job growth and the outlook for the economy.

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

(excluding sales charges)

Since Inception 8/6/04

Class A Shares - Balanced All Cap Growth and Value Fund	1.14%

Russell 3000 Index	5.84%

8/31/04-10/31/04

Lehman Brothers Intermediate Treasury Bond Index	0.60%

Lipper Balanced Funds Category Average	2.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures reflect fee waivers and/or expense reimbursements, if any. In the absence of fee waivers and/or expense reimbursements, if any, the total return would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.88% and Class C shares returned 0.88% from the period of August 16, 2004 through October 31, 2004.

1        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Crude oil prices rose to record highs during the period, leading to a spike in energy costs that helped curb consumer spending and acted as a brake on the domestic economy overall. The Federal Reserve Board (“Fed”) began a measured and deliberate cooling off of both the economy and inflation fears, at the end of the second quarter, by raising its federal funds rate targetv by 0.25% to 1.25%. By the end of the September, the rate would be raised twice more to 1.75%, and following the end of the fund’s reporting period, at its November meeting, the Fed increased the rate once more to 2.00%. Where the market had been concerned about the possibility of deflation at the start of the period, economic worries now center on the risks of inflation.

The past six months in the stock market saw small- and mid-capitalization stocks continue to generally outperform large-caps. The Russell 2000 Index,vi a proxy for the small-cap market, returned 4.87% for the period and the S&P MidCap 400 Indexvii returned 3.84%, while the S&P 500 Indexviii and the Dow Jones Industrial Average,ix which represent large-cap and blue chip stocks, respectively returned 2.96% and -0.92% for the same period. Value-oriented stocks continued to outpace growth-oriented stocks: the S&P 500/Barra Value Indexx returned 6.00% for the period versus -0.08% for the S&P 500/Barra Growth Index.xi

Foreign stock markets, as represented by the MSCI EAFE Index,xii which returned 5.74%, strongly outperformed the broad domestic market as represented by the broad Wilshire 5000 Index,xiii which returned 3.38%. Despite fluctuations during the period, bonds collectively generated positive total returns as reflected by the performance of the Lehman Brothers Aggregate Bond Index,xiv which returned 4.23% over the past six months.

Performance Review

For approximately three months ended October 31, 2004, since its inception date of August 6, 2004, Class A shares of the Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund, excluding sales charges, returned 1.14%. These shares underperformed the fund’s unmanaged equity benchmark, the Russell 3000 Index,xv which returned 5.84% for the same period. In comparison, the fund’s fixed-income benchmark, the Lehman Brothers Intermediate Treasury Bond Index,xvi returned 0.60% and the Lipper balanced funds category average1 was 2.35% for the period from August 31, 2004 to October 31, 2004.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the two-month period ended October 31, 2004, calculated among the 633 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer November 24, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. The fund may invest in small-and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Interest rate increases, causing the price of fixed income securities to decline, would reduce the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, October 29, 2004.
iii	Source: Bureau of Labor Statistics, U.S. Department of Labor, November 5, 2004.
iv	Source: Consumer Confidence Index, The Conference Board, October 26, 2004.
[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vi	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the
Russell 3000 Index.
vii	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
viii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
ix	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.
[x]	The S&P 500/Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
xi	The S&P 500/Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
xii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
xiii	The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.
xiv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
xv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
xvi	The Lehman Brothers Intermediate Treasury Bond Index is a measure of the public obligations of the U.S. Treasury.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on inception date, for each class respectively, and held for the period ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.14%	$1,000.00	$1,011.40	1.47%	$3.40

Class B	0.88	1,000.00	1,008.80	2.22	4.58

Class C	0.88	1,000.00	1,008.80	2.22	4.58

(1)	For the period from inception date to October 31, 2004, for each class respectively. Inception dates for Class A shares is August 6, 2004 and August 16, 2004 for Class B and C shares.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total returns would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year since inception date, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,008.12	1.47%	$3.40

Class B	5.00	1,000.00	1,005.71	2.22	4.57

Class C	5.00	1,000.00	1,005.71	2.22	4.57

(1)	For the period from inception date to October 31, 2004, for each class respectively. Inception dates for Class A shares is August 6, 2004 and August 16, 2004 for Class B and C shares.
(2)	Expenses (net of voluntary waiver) are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year since inception date, then divided by 365.

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Schedule of Investments (unaudited) October 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 52.8%
CONSUMER DISCRETIONARY — 7.9%
Leisure Equipment and Products — 0.4%
120	Hasbro, Inc.	$2,123
1,205	Mattel, Inc.	21,100

		23,223

Media — 6.4%
1,600	Cablevision Systems Corp., NY Group Class A Shares (a)	32,928
2,900	Comcast Corp., Special Class A Shares (a)	84,216
8,840	Liberty Media Corp., Class A Shares (a)	78,853
200	Liberty Media International, Inc., Class A Shares (a)	7,210
910	The News Corp. Ltd., Sponsored ADR	29,357
4,760	Time Warner Inc. (a)	79,206
3,020	The Walt Disney Co.	76,164

		387,934

Specialty Retail — 1.1%
2,420	Charming Shoppes, Inc. (a)	18,465
1,230	The Home Depot, Inc.	50,528

		68,993

Textiles and Apparel — 0.0%
220	Tommy Hilfiger Corp. (a)	2,112

	TOTAL CONSUMER DISCRETIONARY	482,262

CONSUMER STAPLES — 3.9%
Beverages — 2.3%
1,500	The Coca-Cola Co.	60,990
1,570	PepsiCo, Inc.	77,841

		138,831

Food and Drug Retailing — 0.2%
720	Safeway Inc. (a)	13,133

Food Products — 0.6%
550	Wm. Wrigley Jr. Co.	35,970

Personal Products — 0.8%
1,250	The Gillette Co.	51,850

	TOTAL CONSUMER STAPLES	239,784

ENERGY — 2.7%
Energy Equipment and Services — 1.0%
100	GlobalSantaFe Corp.	2,950
760	Grant Prideco, Inc. (a)	15,626
820	Weatherford International Ltd. (a)	42,853

		61,429

Oil and Gas — 1.7%
275	Anadarko Petroleum Corp.	18,549
385	BP PLC, Sponsored ADR	22,426

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) October 31, 2004

SHARES	SECURITY	VALUE
Oil and Gas — 1.7% (continued)
800	Exxon Mobil Corp.	$39,376
300	Murphy Oil Corp.	24,006

		104,357

	TOTAL ENERGY	165,786

FINANCIALS — 7.0%
Banks — 0.3%
680	The Bank of New York Co., Inc.	22,073

Diversified Financials — 3.5%
800	American Express Co.	42,456
1,320	JPMorgan Chase & Co.	50,952
485	Lehman Brothers Holdings Inc.	39,843
250	MBNA Corp.	6,407
960	Merrill Lynch & Co., Inc.	51,782
70	Morgan Stanley	3,576
350	State Street Corp.	15,767

		210,783

Insurance — 3.2%
470	Ambac Financial Group, Inc.	36,688
1,740	American International Group, Inc.	105,635
360	The Chubb Corp.	25,967
380	MGIC Investment Corp.	24,438

		192,728

	TOTAL FINANCIALS	425,584

HEALTHCARE — 13.0%
Biotechnology — 5.2%
1,310	Amgen Inc. (a)	74,408
1,140	Biogen Idec Inc. (a)	66,302
1,800	Chiron Corp. (a)	58,356
795	Genentech, Inc. (a)	36,196
1,110	Genzyme Corp. (a)	58,242
1,740	Millennium Pharmaceuticals, Inc. (a)	22,585

		316,089

Healthcare Providers and Services — 0.9%
725	UnitedHealth Group Inc.	52,490

Pharmaceuticals — 6.9%
1,060	Abbott Laboratories	45,188
900	Forest Laboratories, Inc. (a)	40,140
730	GlaxoSmithKline PLC, Sponsored ADR	30,952
1,455	Johnson & Johnson	84,943
1,350	Merck & Co., Inc.	42,268
4,200	Pfizer Inc.	121,590
1,430	Wyeth	56,700

		421,781

	TOTAL HEALTHCARE	790,360

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) October 31, 2004

SHARES	SECURITY	VALUE
INDUSTRIALS — 4.3%
Aerospace and Defense — 0.5%
440	L-3 Communications Holdings, Inc.	$29,009

Airlines — 0.2%
710	Southwest Airlines Co.	11,197

Electrical Equipment — 0.6%
600	Emerson Electric Co.	38,430

Industrial Conglomerates — 1.9%
1,490	General Electric Co.	50,839
910	Honeywell International Inc.	30,649
1,150	Tyco International Ltd.	35,822

		117,310

Machinery — 1.1%
430	Caterpillar Inc.	34,632
1,250	Pall Corp.	32,325

		66,957

	TOTAL INDUSTRIALS	262,903

INFORMATION TECHNOLOGY — 10.7%
Communications Equipment — 1.2%
2,590	Cisco Systems, Inc. (a)	49,754
1,290	Motorola, Inc.	22,265

		72,019

Computers and Peripherals — 1.6%
1,350	Dell Inc. (a)	47,331
390	Electronics for Imaging, Inc. (a)	7,036
220	International Business Machines Corp.	19,745
4,050	Maxtor Corp. (a)	11,988
670	SanDisk Corp. (a)	13,983

		100,083

Electronic Equipment and Instruments — 0.9%
820	Agilent Technologies, Inc. (a)	20,549
6,110	Solectron Corp. (a)	31,894

		52,443

Internet Software and Services — 0.8%
2,360	IAC/InterActiveCorp (a)	51,023

IT Consulting and Services — 0.7%
670	SunGard Data Systems Inc. (a)	17,748
2,240	Unisys Corp. (a)	23,789

		41,537

Semiconductor Equipment and Products — 4.0%
435	Cree, Inc. (a)	15,012
3,430	Intel Corp.	76,352
2,660	Micron Technology, Inc. (a)	32,399
1,340	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	10,144
4,350	Texas Instruments Inc.	106,358

		240,265

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) October 31, 2004

SHARES	SECURITY	VALUE
Software — 1.5%
700	Advent Software, Inc. (a)	$14,602
2,760	Microsoft Corp.	77,252

		91,854

	TOTAL INFORMATION TECHNOLOGY	649,224

MATERIALS — 2.0%
Chemicals — 0.6%
1,400	Engelhard Corp.	39,620

Metals and Mining — 0.7%
380	Alcoa Inc.	12,350
530	Allegheny Technologies Inc.	8,909
390	Newmont Mining Corp.	18,533

		39,792

Paper and Forest Products — 0.7%
635	Weyerhaeuser Co.	39,776

	TOTAL MATERIALS	119,188

TELECOMMUNICATION SERVICES — 1.0%
Diversified Telecommunication Services — 0.8%
1,115	Nippon Telegraph and Telephone Corp., Sponsored ADR	23,694
450	SBC Communications Inc.	11,367
305	Verizon Communications Inc.	11,926

		46,987

Wireless Telecommunication Services — 0.2%
420	Vodafone Group PLC, Sponsored ADR	10,832

	TOTAL TELECOMMUNICATION SERVICES	57,819

UTILITIES — 0.3%
Multi-Utilities — 0.3%
1,590	The Williams Cos., Inc.	19,891

	TOTAL COMMON STOCK (Cost — $3,187,825)	3,212,801

FACE AMOUNT
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 20.8%
U.S. Treasury Obligations — 17.0%
	U.S. Treasury Notes:
$165,000	6.500% due 10/15/06	177,420
345,000	3.250% due 8/15/07	349,569
300,000	3.000% due 2/15/08	301,043
200,000	4.250% due 8/15/14	203,594

		1,031,626

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) October 31, 2004

FACE AMOUNT	SECURITY	VALUE
U.S. Government Agencies — 3.8%
$ 115,000	Fannie Mae, Benchmark Notes, 3.375% due 12/15/08	$114,827
115,000	Freddie Mac, Reference Notes, 6.875% due 1/15/05	116,130

		230,957

	TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $1,260,843)	1,262,583

	SUB-TOTAL INVESTMENTS (Cost — $4,448,668)	4,475,384

REPURCHASE AGREEMENTS — 25.1%
526,000	Merrill Lynch & Co. dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $526,080; (Fully collateralized by Fannie Mae and Freddie Mac Discount Notes, due 11/2/04 to 4/29/05; Market value — $536,522)	526,000
1,000,000	UBS Securities LLC dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $1,000,153; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 8.500% due 12/7/04 to 8/6/38; Market value — $1,020,002)	1,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $1,526,000)	1,526,000

	TOTAL INVESTMENTS — 98.7% (Cost — $5,974,668*)	6,001,384
	Other Assets in Excess of Liabilities — 1.3%	76,648

	TOTAL NET ASSETS — 100.0%	$6,078,032

(a)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in the schedule:

ADR — American Depositary Receipt.

See Notes to Financial Statements.

11        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund       |      2004 Semi-Annual Report

Statement of Assets and Liabilities (unaudited) October 31, 2004

ASSETS:
Investments, at value (Cost — $4,448,668)	$4,475,384
Repurchase agreements, at value (Cost—$1,526,000)	1,526,000
Cash	366
Receivable for Fund shares sold	206,623
Receivable from manager	39,879
Dividends and interest receivable	12,521

Total Assets	6,260,773

LIABILITIES:
Payable for securities purchased	150,712
Distribution plan fees payable	4,529
Payable for Fund shares reacquired	2,314
Accrued expenses	25,186

Total Liabilities	182,741

Total Net Assets	$6,078,032

NET ASSETS:
Par value of capital shares ($0.001 par value, 10 billion shares authorized)	$528
Capital paid in excess of par value	6,053,520
Accumulated net investment loss	(2,978)
Accumulated net realized gain from investment transactions	246
Net unrealized appreciation of investments	26,716

Total Net Assets	$6,078,032

Shares Outstanding:
Class A	198,145

Class B	134,786

Class C	194,791

Net Asset Value:
Class A (and redemption price)	$11.53

Class B *	$11.51

Class C *	$11.51

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$12.14

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Statement of Operations (unaudited) For the Period Ended October 31, 2004†

INVESTMENT INCOME:
Interest	$6,654
Dividends	2,796
Less: Foreign withholding tax	(10)

Total Investment Income	9,440

EXPENSES:
Shareholder communications (Note 4)	17,306
Audit and legal	14,106
Custody	9,706
Management fee (Note 2)	4,843
Distribution plan fees (Notes 2 and 4)	4,529
Directors’ fees	4,345
Transfer agency services (Notes 2 and 4)	480
Registration fees	240
Other	1,585

Total Expenses	57,140
Less: Management fee waiver and expense reimbursement (Note 2)	(44,722)

Net Expenses	12,418

Net Investment Loss	(2,978)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	246
Net increase in unrealized appreciation of investments	26,716

Net Gain on Investments	26,962

Increase in Net Assets From Operations	$23,984

†	For the period August 6, 2004 (inception date) to October 31, 2004.

See Notes to Financial Statements.

13        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Statement of Changes in Net Assets (unaudited) For the Period Ended October 31, 2004†

OPERATIONS:
Net investment loss	$(2,978)
Net realized gain	246
Net increase in unrealized appreciation	26,716

Increase in Net Assets From Operations	23,984

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	6,086,912
Cost of shares reacquired	(32,864)

Increase in Net Assets From Fund Share Transactions	6,054,048

Increase in Net Assets	6,078,032

NET ASSETS:
Beginning of period	—

End of period*	$6,078,032

* Includes accumulated net investment loss of:	$(2,978)

†	For the period August 6, 2004 (inception date) to October 31, 2004.

See Notes to Financial Statements.

14        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout the period ended October 31, 2004:

	Class A(1)(2)	Class B(1)(3)	Class C(1)(3)
Net Asset Value, Beginning of Period	$11.40	$11.41	$11.41

Income (Loss) From Operations:
Net investment loss	(0.00)*	(0.01)	(0.01)
Net realized and unrealized gain	0.13	0.11	0.11

Total Income From Operations	0.13	0.10	0.10

Net Asset Value, End of Period	$11.53	$11.51	$11.51

Total Return‡(4)	1.14%	0.88%	0.88%

Net Assets, End of Period (000’s)	$2,284	$1,552	$2,242

Ratios to Average Net Assets†:
Expenses(5)	1.47%	2.22%	2.22%
Net investment loss	(0.01)	(0.75)	(0.77)

Portfolio Turnover Rate	5%	5%	5%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period August 6, 2004 (inception date) to October 31, 2004 (unaudited).
(3)	For the period August 16, 2004 (inception date) to October 31, 2004 (unaudited).
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The manager has waived its management fee and has reimbursed other expenses for the period ended October 31, 2004. If such fee were not waived and expenses reimbursed, the annualized expense ratios would have been 9.19%, 11.41% and 7.01% for Class A, B and C shares, respectively. Effective October 20, 2004, the manager implemented expense limitations so that the expense ratios will not exceed 1.40%, 2.15% and 2.15% for Class A, B and C shares, respectively. These expense limitations are voluntary and may be amended or discontinued at any time.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

15        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund (“Fund”), a separate non-diversified investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices, securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(d) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting. Class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

16        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective October 20, 2004, the Fund’s Class A, B and C shares implemented voluntary expense limitations of 1.40%, 2.15% and 2.15%, respectively. These expense limitations can be terminated at any time by SBFM. During the period ended October 31, 2004, SBFM waived its management fee of $4,843 and reimbursed other expenses of $39,879.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the period ended October 31, 2004, the Fund paid transfer agent fees of $405 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2004, CGM and its affiliates received sales charges of approximately $63,000 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2004, there were no CDSCs paid to CGM and its affiliates.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the period ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,589,037

Sales	139,308

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$92,400
Gross unrealized depreciation	(65,684)

Net unrealized appreciation	$26,716

17        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended October 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$643	$1,426	$2,460

For the period ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Service Expenses	$150	$300	$30

For the period ended October 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C
Shareholder Communication Expenses	$8,961	$6,849	$1,496

5.	Capital Shares

At October 31, 2004, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended October 31, 2004
	Shares	Amount
Class A†
Shares sold	198,520	$2,275,793
Shares reacquired	(375)	(4,284)

Net Increase	198,145	$2,271,509

Class B‡
Shares sold	137,023	$1,569,319
Shares reacquired	(2,237)	(25,655)

Net Increase	134,786	$1,543,664

Class C‡
Shares sold	195,046	$2,241,800
Shares reacquired	(255)	(2,925)

Net Increase	194,791	$2,238,875

†	For the period August 6, 2004 (inception date) to October 31, 2004.
‡	For the period August 16, 2004 (inception date) to October 31, 2004.

18        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

7.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

19        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

20        Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund      |      2004 Semi-Annual Report

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

BALANCED ALL CAP GROWTH AND VALUE FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Valerie Bannon, CFA

Vice President and

Investment Officer

Alan J. Blake

Vice President and

Investment Officer

Ellen S. Cammer

Vice President and

Investment Officer

Richard A. Freeman

Vice President and

Investment Officer

John G. Goode

Vice President and

Investment Officer

Peter J. Hable

Vice President and

Investment Officer

OFFICERS (continued)

Kirstin Mobyed

Vice President and

Investment Officer

Roger Paradiso

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds Balanced All Cap Growth and Value Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12- month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS

BALANCED ALL CAP GROWTH AND VALUE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD03081 12/04

04-7585

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: January 5, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date: January 5, 2005